UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 9, 2004
                Date of report (Date of earliest event reported)

                               ConAgra Foods, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         1-7275                                           47-0248710
(Commission File Number)                      (IRS Employer Identification No.)

        One ConAgra Drive
            Omaha, NE                                      68102
(Address of Principal Executive Offices)                 (Zip Code)

                                                            (402) 595-4000
                         (Registrant's Telephone Number,
                              Including Area Code)


- -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (c) ConAgra Foods announced today the appointment of Frank Sklarsky to the position of chief financial officer of the company. The press release announcing the appointment is attached as an exhibit and is incorporated herein by reference.

     Prior to joining the company, Mr. Sklarsky, age 47, was Vice President, Product Finance, DaimlerChrysler Corporation since May 2001 and he was recently announced as Vice President, Corporate Financial Control. From January 2000 to April 2001, he was Vice President, Finance, Dell Computer Corporation. From February 1998 to December 1999, he was Vice President, Finance, DaimlerChrysler Corporation.

     Dwight Goslee, Executive Vice President, Strategic Development, served as the interim chief financial officer prior to Mr. Sklarsky's appointment. A summary of the material terms of Mr. Sklarsky's employment is attached as an exhibit and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.                Description

99.1              Press Release dated November 9, 2004

10.1              Terms of Employment - Frank Sklarsky

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONAGRA FOODS, INC.


Date:  November 9, 2004                 By:        /s/ Owen C. Johnson
                                           ------------------------------------
                                           Name:   Owen C. Johnson
                                           Title:  Executive Vice President,
                                                   Organization & Administration
                                                   and Corporate Secretary

                                  EXHIBIT INDEX


Exhibit                    Description                                  Page No.
99.1     Press release dated November 9, 2004..............................  5

10.1     Terms of Employment - Frank Sklarsky..............................  7